UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 18, 2013

pSivida Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Pleasant Street, Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 826-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 18, 2013, pSivida Corp., a Delaware corporation (“pSivida”) issued a press release announcing that its licensee, Alimera Sciences, Inc., has entered into labeling discussions with the U.S. Food and Drug Administration (the “FDA”) for ILUVIEN® for Diabetic Macular Edema (“DME”) and, as a result, reported its agreement with the FDA that the January 2014 Dermatologic and Ophthalmic Advisory Committee meeting to discuss ILUVIEN for DME was no longer necessary.

pSivida’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of pSivida dated December 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 19, 2013

PSIVIDA CORP.

/s/ Lori Freedman
Name:	Lori Freedman
Title:	Vice President Corporate Affairs, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release of pSivida dated December 18, 2013